                                                                    Exhibit 99.5

                         CONSENT OF PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                              FIRST CAPITAL, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of First Capital Inc.'s Registration Statement on Form S-4 as a person to become a director of First Capital, Inc.

                                          /s/ Earl Book
                                          ---------------------------------
                                          Earl Book



Dated: July 30, 1999

                         CONSENT OF PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                              FIRST CAPITAL, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of First Capital Inc.'s Registration Statement on Form S-4 as a person to become a director of First Capital, Inc.

                                              /s/ William W. Harrod
                                              -------------------------------
                                              William W. Harrod



Dated: July 31, 1999
       -------

                         CONSENT OF PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                              FIRST CAPITAL, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of First Capital Inc.'s Registration Statement on Form S-4 as a person to become a director of First Capital, Inc.


                                             /s/ James S. Burden
                                             ------------------------------
                                             James S. Burden



Dated: August 2, 1999
       --------

                         CONSENT OF PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                              FIRST CAPITAL, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of First Capital Inc.'s Registration Statement on Form S-4 as a person to become a director of First Capital, Inc.


                                           /s/ Marvin E. Kiesler
                                           --------------------------------
                                           Marvin E. Kiesler



Dated: August 2, 1999
       --------

                         CONSENT OF PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                              FIRST CAPITAL, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of First Capital Inc.'s Registration Statement on Form S-4 as a person to become a director of First Capital, Inc.

                                       /s/ Michael L. Shireman
                                       ------------------------------------
                                       Michael L. Shireman



Dated: July 30, 1999
       -------

                          CONSENT OF PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                              FIRST CAPITAL, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of First Capital Inc.'s Registration Statement on Form S-4 as a person to become a director of First Capital, Inc.


                                    /s/ Loren E. Voyles
                                    __________________________________
                                    Loren E. Voyles



Dated: September 14, 1999

                         CONSENT OF PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                              FIRST CAPITAL, INC.


  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of First Capital Inc.'s Registration Statement on Form S-4 as a person to become a director of First Capital, Inc.



                                                 /s/ James E. Nett
                                                 ------------------------------
                                                 James E. Nett



Dated: July 31, 1999
       -------